UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

RTW RETAILWINDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2020, RTW Retailwinds, Inc. and its wholly-owned direct and indirect subsidiaries, including Lerner New York, Inc., Lernco, Inc., Lerner New York Outlet, LLC, Lerner New York FTF, LLC, Lerner New York Holding, Inc., New York & Company Stores, Inc., Lerner New York GC, LLC and FTF GC, LLC entered into Amendment No. 3 (“Amendment No. 3”) to Fourth Amended and Restated Loan and Security Agreement and Joinder with Wells Fargo Bank, National Association, as administrative agent and lender (as amended by Amendment No.3, the “Loan Agreement”). The obligations under the Loan Agreement are guaranteed by RTW Retailwinds, Inc. (the “Company”) and certain of its subsidiaries. All capitalized terms used herein without definition have the meanings ascribed to such terms in the Loan Agreement.

The provisions of the Loan Agreement amended by Amendment No. 3 include, among other things: (i) full repayment of amounts outstanding under the Loan Agreement by August 31, 2020; (ii) repayment of $2.7 million of amounts outstanding under the Loan Agreement on or before July 3, 2020; and (iii) forbearance until July 15, 2020 of Existing Defaults.

The foregoing summary of the amendments to the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 Entry into a Material Definitive Agreement is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
10.1	Amendment No 3. to Fourth Amended and Restated Loan and Security Agreement, made by and among Lerner New York, Inc., Lernco, Inc., Lerner New York Outlet, LLC and Lerner New York FTF, LLC, wholly-owned indirect subsidiaries of RTW Retailwinds, Inc., and Wells Fargo Bank, N.A., as Agent and Sole Lender, dated as of July 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: July 6, 2020	Name:	Sheamus Toal
	Title:	Chief Executive Officer and Chief Financial Officer

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